Vanguard Funds

Supplement Dated February 11, 2026, to the Statement of Additional Information
Leadership Announcements
As approved by the boards of trustees of the Vanguard funds (the “Boards”), effective January 12, 2026, John Galloway resigned as, and Glenn Booraem and Carolyn Cross each were appointed as, Investment Stewardship Officer of the Vanguard funds.
In addition, the Boards have appointed David Hunt and Kenneth Jacobs as trustees of the Boards effective February 24, 2026.
Statement of Additional Information Text Changes
All references to John Galloway are hereby deleted in their entirety.
In the Management of the Fund(s) section under Officers and Trustees, the following biographical information is added:
Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Interested Trustee
David Hunt[2] (1961)	Trustee	February 2026	Chairman (January–July 2025) and president and chief executive officer (2011–2025) of PGIM, Inc. (investment firm). Managing director (2008–present) of Pointe Mecox Capital, LLC (investment firm). Member of the board of Sportime Holdings (recreation management company).	228
Kenneth Jacobs[3] (1958)	Trustee	February 2026	Senior chairman of the board (2025–present), executive chairman (2023–2024), and chairman and chief executive officer (2009–2023) of Lazard, Inc. (financial advisory and asset management firm). Vice chair of the board of the University of Chicago, vice chair of the board of The Brookings Institution (nonpartisan public policy research), and member of the board of the Partnership for New York City (organization of New York City businesses).	228
2 Mr. Hunt is considered an “interested person” (as defined in the 1940 Act) of each series offered by Vanguard World Fund because of the roles he previously held with Jennison Associates LLC (Jennison) and its related entities, PGIM, Inc. and Prudential Financial, Inc. (Prudential)
and his ownership of Prudential securities. Jennison provides investment advisory services for a portion of Vanguard U.S. Growth Fund, a series of Vanguard World Fund. For Vanguard Trusts other than Vanguard World Fund, Mr. Hunt is considered an independent trustee as defined in the 1940 Act.

3 Mr. Jacobs is considered an “interested person” (as defined in the 1940 Act) of the Vanguard funds given his relationship with Lazard, Inc.
(Lazard) and the professional services provided to Vanguard by Lazard-affiliated entities.

Executive Officers
Glenn Booraem (1967)	Investment Stewardship Officer	January 2026	Principal of Vanguard. Investment stewardship officer of each of the investment companies served by Vanguard (2026–present). Head of Investment Stewardship Research & Policy (2024–2026) at Vanguard. Investment stewardship officer (2017–2020), treasurer (2015–2017), and controller (2010–2015) of each of the investment companies served by Vanguard.	228

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Carolyn Cross (1983)	Investment Stewardship Officer	January 2026	Principal of Vanguard. Investment stewardship officer of each of the investment companies served by Vanguard (2026–present). Co-head of Investment Stewardship Americas (2021–2026) and Senior Manager of Investment Methodology in Personal Advisor Services (2019–2021) at Vanguard.	228
In the same section, the first sentence following the table is replaced as follows:
Mr. Hunt is independent for each Vanguard Trust other than the Vanguard World Fund Trust. With the exception of Mr. Ramji and Mr. Jacobs, all of the other trustees are independent.
In the Management of the Fund(s) section under Trustee Compensation, the description of Independent Trustees is amended to note that, for purposes of the disclosure in this section, Mr. Hunt and Mr. Jacobs are not officers of the funds and therefore are compensated the same as the independent trustees.
Independent and Non-Executive Interested Trustees. The funds compensate their independent trustees and non-executive interested trustees in two ways:
■ The trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
■ The trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
“Interested” Executive Trustee. Mr. Ramji serves as a trustee, but is not compensated in this capacity. He is, however, compensated in his role as an officer of Vanguard.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI ALL5 022026